UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  March 3, 2009


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On March 3, 2009, United States Steel Corporation ("U. S. Steel") announced that further consolidation is necessary to maximize efficiency while meeting customer demands. Operations to be temporarily idled over the next several weeks are the finishing and coking operations at Hamilton Works in Hamilton, Ontario, and the steelmaking and finishing operations at Lake Erie Works near Nanticoke, Ontario. Approximately 1,500 employees will be affected. Earlier that day, U. S. Steel representatives met with federal and provincial officials as well as representatives of the United Steelworkers at these facilities to notify them of the temporary idling.

Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

           99.1 Press release titled "U. S. Steel Further Consolidates Operations for Greater Efficiency"


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Senior Vice President & Controller



Dated:  March 6, 2009